Exhibit 99.1

American International Holdings Closes $600,000 Financing from

Institutional Investors, Strengthens Balance Sheet

Company to Deploy Capital for Growth, and Redeemed All Legacy Debt

Addison, TX — April 6, 2021 — American International Holdings Corp. (OTCQB: AMIH), a diversified holding company that acquires and operates health, wellness and technology companies, today announced it has closed a $600,000 Secured Promissory Note financing. This is the second and final tranche of notes, on the same terms from the same two institutional investors, following the original January 2021, tranche of $850,000 in Secured Promissory Notes. This second tranche had been contingent upon AMIH successfully meeting certain milestones, and equity conditions and it brings the total gross financing amount to $1.45 million before discounts, fees and expenses. Network 1 Financial Securities, Inc. acted as the placement agent for the Notes.

This new capital infusion has enabled the Company to concurrently redeem $300,000 in legacy, variable-priced debt, substantially lowering its cost of capital and strengthening its balance sheet. Moving forward, it is expected to enable the Company to further invest into marketing, customer acquisition, new technologies, products and services associated with its telemedicine platform — and the ongoing launch of www.LifeGuru.me announced on March 7, 2021.

“This investment is a significant milestone for the Company as we are able to both redeem all other prior existing convertible notes, as well as to bank the capital needed to further invest in our growth and expansion plans for 2021,” commented Jacob Cohen, the Company’s Chief Executive Officer, who continued, “This capital is anticipated to allow the Company to move forward with attractive strategic acquisition targets on our short list, as we look forward to continuing to build value for all of our shareholders.

“Today’s news follows last month’s announcements of our subsidiary LifeGuru’s launch and its appointment of Jane Sorrel as CEO, in addition to AMIH’s appointment of original “Shark Tank” shark and iconic businessman Kevin Harrington to our newly created Advisory Board. We are continuing to successfully execute on our business plan and plan to accelerate the pace in the weeks and months ahead throughout 2021,” Mr. Cohen added.

Please see the Company’s Current Report on Form 8-K being filed with the SEC today, for complete details on this financing. The Notes sold included warrants which were granted to each of the Investors, and other requirements, as described in greater detail in the Current Report on Form 8-K.

About American International Holdings Corporation

American International Holdings Corp. is a diversified holding company that (a) acquires, manages and operates health, wellness, infrastructure and technology companies, businesses and/or brands located both in the United States and abroad; (b) operating and managing an online platform providing customers with access to life and career coaches through LifeGuru, Inc. (www.LifeGuru.me); and (c) operating and managing an online telemedicine platform connecting customers to board certified physicians and licensed mental and behavioral health counselors through ZipDoctor, Inc. (www.ZipDoctor.co). The Company seeks opportunities to acquire and grow businesses that possess strong brand values and that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for the Company and its stakeholders.

FORWARD-LOOKING STATEMENTS: This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investors Relations Contact:

Frank Benedetto

(619) 915-9422